Exhibit 99.1
Vicor Technologies, Inc. A Medical Diagnostic Company Dedicated to the Commercialization Of Breakthrough Risk Stratification Technology

Safe Harbor Statement This presentation contains forward-looking statements. Forward- looking statements are often signaled by forms of words such as should, could, will, might, plan, projection, forecast, expect, guidance, potential and developing. Actual results could vary materially from those expected due to a variety of risk factors, including whether the Company will continue as a going concern and successfully raise proceeds from financing activities sufficient to fund operations and clinical trials, the uncertainty of successful completion of any such clinical trial, the fact that the Company has not succeeded in commercializing any products and other factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and subsequent filings with the Securities and Exchange Commission. The Company undertakes no obligation to update the results of these forward- looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

Key Facts Stock Price (1/13/10) $0.87 52 Week Range $0.20 - $1.45 Shares Outstanding (12/31/09) 41,711,000 Market Capitalization (12/31/09) $50,726,000 Volume (3 month average) 35,184 Cash (9/30/09) $1,065,000 Insider Ownership 25% Employees and Consultants 13 Fiscal Year December 31

Overview PD2i Analyzer(tm) Product launch 1/14/10 Beginning revenue generation with existing 510(k) Exclusive Distribution Agreement North and South Carolina 25 independent sales reps Platform technology for a family of medical devices Revolutionary technology-a potential new vital sign.

Overview PD2i Analyzer(tm) The Vicor PD2i Analyzer(tm) is intended to display and analyze electrocardiographic information and to measure heart rate variability (HRV) in patients at rest and in response to controlled exercise and paced respiration. These and other measurements are not intended for any specific clinical diagnosis. The clinical significance of HRV and other parameters must be determined by the physician.

PD2i Analyzer(tm) Large Total Potential Market Opportunity 70 Million Potential Patient Population $8.2 Billion Annual Market for PD2i

Investment Highlights Life saving technology Addresses substantial medical markets, U.S. and International Substantial cost savings to public and private insurers High margin, high operating profit products Beginning revenue ramp in first quarter of 2010 Attractive business model Highly experienced management team; world-class Scientific Advisory Board

PD2i(r) Advantages User Friendly Data Acquisition Forgiving of Data Issues Derailing Other Methods Highly Accurate High Incentive for Physician Use

Autonomic Nervous System Testing Autonomic Nervous System (ANS/DAN) Dysfunction Large untapped market Autonomic Neuropathic Complications (Silent Killer) Early ANS Dysfunction Diagnosis Permits: Physicians to adjust medications appropriately Reduces/eliminates effects of ANS Dysfunction

PD2i CA(tm) SCD not a Heart Attack Heart Attack-"Internal Plumbing Problem" SCD - breakdown of the heart-brain axis SCD - swift and unexpected 95% of SCD victims die pre-hospital SCD often asymptomatic Sudden Cardiac Death

PD2i CA™

- **Huge at-risk Patient Population in Need of Cardioverter/Defibrillators (ICD) Under Current Implantation Guidelines.**
  - Post Myocardial Infarction = 7,900,000 (MADIT-II Trial)
    - Ischemic cardiomyopathy i.e. prior myocardial infarction, and left ventricular dysfunction with ejection fraction [EF] </= 30%.
  - Congestive Heart Failure = 5,200,000 (SCD-HeFT Trial)
    - Nonischemic dilated cardiomyopathy (> 9-month history) in NYHA class II-III with EF </= 35%.
  - Other = 2,000,000
    - Class IV heart failure who meet criteria for cardiac resynchronization therapy.

- **Fatal Ventricular Tachyarrhythmia**
  - Treatment = Implantable Cardioverter/Defibrillator (ICD)
  - Expensive ~ $75,000 per patient (over entire lifespan)
  - Total health care cost = $900 Billion (assumption: 12M implants)

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PD2i CA™

Over-Implantation of ICDs

- 76% of ICDs Implanted Never Fired Appropriately (SCD-HeFT)[1,2]
- 80% of SCD victims DO NOT meet current criteria for ICD
- Currently 20 ICD's Used to Save One Life

1. Moss AJ, Zareba W, Hall WJ, et al. Prophylactic implantation of a defibrillator in patients with myocardial infarction and reduced ejection fraction. N Engl J Med 2002;346:877-83.

2. Bardy GH, Lee KL, Mark DB, et al. Amiodarone or a Implantable Cardioverter-Defibrillator for Congestive Heart Failure. N Engl J Med 2005;352:225-37.

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PD2i CA(tm) What can it do? Both these patients meet current ICD implantation guidelines. How does a physician risk stratify these patients? Which one will receive a costly ICD? BN 032 BN 160 The PD2i CA(tm) Can Accurately Risk Stratify Patients!

PD2i CA(tm) Analysis of a 20-minute sample of ECG data PD2i CA(tm) would have predicted which patient required an ICD and which did not. PD2i(r) can save lives and health care costs. Negative PD2i Test Result Risk Stratification

PD2i CA(tm) Analysis of a 20-minute sample of ECG data PD2i CA(tm) would have predicted which patient required an ICD and which did not. PD2i(r) can save lives and health care costs. Positive PD2i Result Risk Stratification

PD2i CA(tm) Skinner, Pratt, Vybiral (1993) American Heart Journal, 125:731- 743. 37 Total Enrolled, 7 Rejections, 30 Completed Study 2. Prospective Human Clinical Study (Emergency Room, 5 Tertiary Care Hospitals, Philadelphia, Newark, Camden, Detroit, Allentown). 918 Total Enrolled, 173 Rejections, 745 Completed Study. 3. MIT-BI PhysioBank Study. 44 Total , 11 Rejections, 33 Analyzed. True Positive (7) False Positive (4) False Negative (0) True Negative (19) Sensitivity = 100% Specificity = 83% True Positive (23) False Positive (104) False Negative (1) True Negative (617) Sensitivity = 96% Specificity = 86% True Positive (17) False Positive (3) False Negative (0) True Negative (13) Sensitivity = 100% Specificity = 81% Confirmatory Clinical Studies Data

PD2i CA(tm) The "MUSIC" Data "Prognostic Significance of Point Correlation Dimension Algorithm (PD2i) in Chronic Heart Failure Patients" MERTE SUBITA EN INSUFFICIENCIA CARDIACA 651 Class II/III Congestive Heart Failure Patients 52 Verified Arrhythmic Deaths Patients Followed for a Mean of 44 Months Digital ECG and Holter Recordings made on enrollment The PD2i CA(tm) will analyze Initial ECG and Holter Recordings Analysis has been performed by the University of Rochester Findings will be the basis for FDA 510(k) submission in Q1 2010

PD2i CA(tm) Positive Regulatory/Reimbursement Climate CMS-CAG-00175R3 March 2006 Might be Mandated High Margin = High Profitability Software product Razor/Razorblade Business Model Development costs already incurred Not Driven Solely by Large Reimbursement Pricing Flexibility Strong Business Model

PD2i CA Large Potential Market Opportunity 5 Million Heart Failure 1-2 Million Other 15 Million High Risk Patients 30 Million Tests Annually $1.5 Billion Market for PD2i Cardiac Analyzer 8 Million Post MI

PD2i VS(tm) Collaboration with the U.S. Army (USAISR) Assess the severity of injury and imminent death Civilian sector opportunity: 38,000,000 annual events). Anticipated FDA 510(k) Marketing Clearance in 2010

PD2i VS(tm) USAISR Study #1 USE OF HEART-RATE COMPLEXITY TO DETERMINE THE NEED FOR LIFE SAVING INTERVENTIONS IN COMBAT CASUALTIES Abnormal HRC values exhibited in all patients Those requiring LSI's had Min PD2i values < 1 Findings suggest utility of PD2i for diagnosis of need for LSI

PD2i VS(tm) USAISR Trial "Assessment of the PD2i(r) Score in Adult Severe Trauma" Study of 325 trauma patients 20 deaths All were identified by low PD2i(r) value 14 deaths all had Low PD2i(r) value and NO life saving intervention performed in field

PD2i VS(tm) PD2i VS(tm) PD2i(r) During Normal Sinus Rhythm Followed by Cardiac Arrest and Resuscitation Following Trauma

PD2i VS(tm) PD2i VS(tm) PD2i VS(tm) Monitor During Transport with Stable Patient With 3 Minute Initial Evaluation and 1 Minute Updates

PD2i(r) Marketing Plan PD2i Analyzer(tm) (ANS Testing) Product launch 1/14/10 Initial 25 Independent sales reps in NC and SC in January Targeted marketing of shareholder practices- Q1/Q2-2010 Roll out in Q2 and Q3 2010 in other states Sales personnel Other Distributors Sudden Cardiac Death Beta tests in several practices- Cedars Sinai Medical Group-Los Angeles 510(k) submission Q1 2010 and 510(k) clearance 1H 2010 Use of 25 sales reps in NC and SC initially Thought Leader seminars- Q2/3 2010 Roll out in Q3 2010 of other states

PD2i(r) International Marketing Plan Distribution contract signed in India Revenue generation to commence Q1/Q2 2010 Active discussions with distribution partners in: Canada South America Israel Far East

Milestones Product Launch (Revenue Generation for ANS Dysfunction) 1-14-2010 510(k) for Normal Range Study (Physicians Identify Abnormal Results) 1H 2010 Anticipated 510(k) Clearance-PD2i CA (tm) (Results in Direct Marketing Claims for SCD) 1H 2010 Anticipated 510(k) Clearance-Trauma-PD2i VS(tm) (Results in Direct Marketing Claims for Trauma) 1H 2010

Intellectual Property U.S. Patent No. 5,709,214, Patent issued 1/20/1998, PD2i Electrophysiological Analyzer U.S. Patent No. 5,720,294, Patent issued 2/24/1998, PD2i Electrophysiological Analyzer 3. U.S. Patent No. 7,076,288, Patent issued 7/11/2006, Method and System for Detecting and/or Predicting Biological Anomalies (applications filed in Armenia, Australia, Azerbaijan, Belarus, Brazil, Canada, China, Costa Rica, Europe, Hong Kong, India, Israel, Japan, Kazakhstan, Kyrgyzstan, Mexico, Moldova, New Zealand, Russia, South Africa, South Korea, Tajikistan, and Turkmenistan - patents have begun to issue)

Intellectual Property (cont'd) 4. U.S. Patent No. 7,276,026, Patent issued 10/2/2007, Method and system for detecting and/or predicting cerebral disorders 5. Patent applied for 1/14/2005, PCT/US2006/001176, Knowledge Determination System (Lie Detection) (applications filed in Australia, Canada and Europe) 6. Patent applied for 8/2006, PCT/US07/077175, Automated Noise Reduction System for Predicting Arrhythmic Deaths (applications filed in Canada, China, Europe, India, Israel, Japan, Mexico, and South Korea) 7. Other patent applications, which are not yet public, have also been filed.

Vicor Management Employees and Consultants David Fater - President and CEO Over 13 years experience as a senior executive with 3 public healthcare companies. Spent 24 years as a senior international partner with Ernst & Young. Dr. James Skinner, Ph.D. - Director of Grant R&D Extensive experience as a scientist and manager of large research and development projects. Professor of Medicine at Baylor College of Medicine. Recipient of many research grants. Principal investigator of a program that operated 5 laboratories and 3 core facilities. Dr. Jerry Anchin, Ph.D. - Director of R&D 25 year's accumulated experience in the biotechnology diagnostic and medical device sector. Actively involved in immunology, molecular biology, and drug discovery.

Vicor Management

Employees and Consultants

- **Dr. Daniel N. Weiss, M.D.,F.A.C.C. – CMO**
  - Extensive experience as a practicing cardiologist and electrophysiologist.
  - Partner of Florida Arrhythmia Consultants. Director of the Jim Moran Heart and Vascular Center since 1994.
  - Consultant to Medtronics, St. Jude Medical, and Guidant.
- **Dr. Richard M. Cohen, Ph.D. - Business Development**
  - 30 year's experience in worldwide operations and sourcing.
  - Previously COO of four health care companies, including two medical device companies.
- **Christopher Broadbridge- ANS Clinical Development/Marketing**
  - 25 year's accumulated experience as clinical specialist and product manager.
  - Pioneering team member in development of the Anscore Health Management System for measuring HRV and ANS dysfunction.
  - Provided technical and medical writing and training to physicians.

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Vicor Management Employees and Consultants Thomas J. Bohannon-CPA-Chief Accounting Officer Lloyd Chesney-Chief Technology Officer Michael Harwitz-Senior Systems Architect Jules Mitchel, Ph.D., MBA - Director of Regulatory Affairs Software and Programming: Southwest Research Institute Keith Bartels-Extensive experience with medical devices and medical engineering David Tong-Extensive experience with medical devices and medical engineering

Scientific Advisory Board

- **Mark E. Josephson, M.D.**
  - Chief of Cardiology at Beth Israel Deaconness Medical Center.
  - Author of "Clinical Cardiac Electrophysiology".
  - Scientific Advisor to over 20 companies.
- **Hein J. J. Wellens, M.D.**
  - Professor & Chairman of Department of Cardiology Academisch Ziekenhuis Maastricht.
  - Director of Interuniversity Cardiology Institute of the Netherlands.
- **Richard M. Luceri, M.D., F.A.C.C.**
  - Director Interventional Arrhythmia Center, Holy Cross Hospital.
  - Clinical investigator in MADIT II Trial.
  - Clinical investigator & Principal Author SCD-HeFT Trial.
- **Jules Mitchel, Ph.D., MBA**
  - Founder and President/CEO Target Health Inc. NYC.

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Scientific Advisory Board Robert G. Hauser, M.D., F.A.C.C., FHRS Senior Consulting Cardiologist - Minneapolis Heart Institute Chairman Cardiovascular Services Division at Abbott Northwestern Hospital Chief Executive Officer of Cardiac Pacemakers, Inc -acquired by Guidant Jonathan Kaplan, M.D., M.P.H. Medical Director of Fidelis Care in New York Former Medical Director for Excellus Blue Cross Blue Shield David Chazanovitz CEO of Alveolus, Inc. - emphasizing non-vascular stents Former CEO of Cambridge Heart, Inc. Edward F. Lundy, M.D., Ph.D. Chief of Cardiothoracic Surgery at Good Samaritan Hospital Ph.D. in Physiology with focus on altered-state physiologies (hibernation)

Ongoing Clinical Trials & Market Potential Trial Name Market Indication Patient Market Size (Millions) MUSIC SCD 15 Normal Range Study Diabetic Neuropathy 18 BIRST Neuro-ICU 0.5 CASA SCD-Student Athletes US NCAA Population USAISR Trauma Armed Forces Population Kidney Failure SCD-Dialysis 2 CARE-e Cardiac Rehab 15 CARE-T Cardiac Evaluation 15 UMMC Trauma ICU/Mobile Triage 38 Mississippi Blood Bank Internal Bleeding 38 MGH Trauma Trauma Triage 38

PD2i Analyzer Large Total Potential Market Opportunity 70 Million Potential Patient Population $8.2 Billion Market for PD2i

Thank You. Vicor Technologies, Inc. 2300 NW Corporate Blvd.,Suite 123 Boca Raton, FL 33431 Phone: (877) 528-PD2i (7324) Fax: (561) 995-2449 www.vicortech.com